SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 7, 2003


                              UNITED-GUARDIAN, INC.
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               (Exact name of Registrant as Specified in Charter)


          DELAWARE                       1-10526                  11-1719724
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   230 Marcus Boulevard, Hauppauge, New York                        11788
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   (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code: (631) 273-0900
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                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 7. Financial Statements and Exhibits.

        (c) Exhibits

            99.1 - Earnings release dated May 7, 2003 for the three months ended
                   March 31, 2003.

Item 9. Regulation FD Disclosure (Information furnished under "Item 12. Results of Operations and Financial Condition")

        On May 7, 2003, United-Guardian, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K.

        The information contained in this Form 8-K and the Exhibit(s) attached hereto ("Information") is being furnished pursuant to "Item 9. Regulation FD Disclosure" and in satisfaction of the requirements of "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583. Such Information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UNITED-GUARDIAN, INC.


                                 By:/s/ Kenneth H. Globus
                                 ------------------------
                                 Name:  Kenneth H. Globus
                                 Title: President

May 8, 2003